UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2005

Caterpillar Financial Asset Trust 2005-A
(Issuer of the Notes and the Certificates)

Caterpillar Financial Funding Corporation
(Exact name of Registrant as specified in its charter)

333-123328-01
333-123328
(Commission File Number)

Delaware	86-6340848
Nevada	88-0342613
(State of incorporation)	(IRS Employer Identification Number)

Greenview Plaza
4040 South Eastern Ave. Suite 344
Las Vegas, NV 89119
(Address of principal executive offices, with zip code)

(702) 735-2514
(Registrant's telephone number, including area code)

Item 8.01. Other Events.

The statements attached as exhibits hereto are filed in accordance with letters submitted to the Division of Corporation Finance of the Securities and Exchange Commission on behalf of similar Trusts by the Servicer and Depositor of the Trust.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Statement to Certificateholder
99.2 Statement to Noteholders
99.3 Servicer’s Certificate

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Caterpillar Financial Asset Trust 2005-A

Caterpillar Financial Services Corporation
(Servicer)

By: /s/ James A. Duensing
James A. Duensing, Treasurer

Dated : November 25, 2005

EXHIBIT INDEX

Exhibit No.

99.1 Statement to Certificateholder
99.2 Statement to Noteholders
99.3 Servicer’s Certificate